                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Media 100 Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (4) Date Filed:

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
                                 MEDIA 100 INC.
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 15, 1998
                             ---------------------
To the Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders of Media 100 Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752, on Wednesday, April 15, 1998 at 10:00 a.m. for the following purposes:

        1.  To elect five directors.

        2. To increase the number of shares of Common Stock authorized for issuance under the 1986 Employee Stock Purchase Plan by 200,000 to a total of 800,000 shares.

        3. To transact any and all other business that may properly come before the meeting.

    All stockholders of record at the close of business on March 3, 1998 are entitled to notice of and to vote at this meeting.

    Stockholders are requested to sign and date the enclosed proxy and return it in the enclosed envelope. The envelope requires no postage if mailed in the United States. The Company's 1997 Annual Report to Stockholders, which contains financial statements and other information of interest to stockholders, is enclosed with this Notice and the accompanying Proxy Statement.

                                       By order of the Board of Directors
                                       Craig Barrows
                                       SECRETARY

March 13, 1998

                                 MEDIA 100 INC.
                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 15, 1998

GENERAL

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Media 100 Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders of the Company to be held on Wednesday, April 15, 1998 at the principal executive offices of the Company, located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

    This Proxy Statement is first being distributed to stockholders on or about March 13, 1998. The Company's 1997 Annual Report to Stockholders, which includes the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 1997, accompanies this Proxy Statement.

VOTING RIGHTS AND OUTSTANDING SHARES

    As of March 3, 1998, the Company had outstanding 8,251,095 shares of Common Stock. Each share of Common Stock entitles the holder of record thereof at the close of business on March 3, 1998 to one vote on the matters to be voted upon at the meeting.

    The expenses of preparing, printing and assembling the materials used in the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may also utilize the services of some of its officers and employees (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally and by mail, telephone and telegraph from brokerage houses and other stockholders.

    If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted. If the stockholder specifies in the proxy how the shares are to be voted, they will be voted as specified. If the stockholder does not specify how the shares are to be voted, they will be voted (i) to elect the five nominees listed under "Election of Directors," or the nominees for which approval has not been withheld, and (ii) in favor of increasing the number of shares of Common Stock authorized for issuance under the 1986 Employee Stock Purchase Plan, as amended (the "1986 Plan"), by 200,000 to a total of 800,000 shares. Should any person so named be unable or unwilling to serve as director, the persons named in the form of proxy for the Annual Meeting intend to vote for such other person as the Board of Directors may recommend. Any stockholder has the right to revoke his or her proxy at any time before it is voted by attending the meeting and voting in person or filing with the Secretary of the Company a written instrument revoking the proxy or delivering another newly executed proxy bearing a later date.

    At the date hereof, management of the Company has no knowledge of any business other than that described in the notice for the Annual Meeting which will be presented for consideration at such meeting. If any other business should come before such meeting, the persons appointed by the enclosed form of proxy shall have discretionary authority to vote all such proxies as they shall decide.

QUORUM, REQUIRED VOTES AND METHOD OF TABULATION

    Consistent with state law and under the Company's by-laws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting. The five nominees for election as directors at the Annual Meeting who receive the greatest number of votes properly cast for the election of directors shall be elected directors. A favorable vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting is required for the approval of the other matters to be voted on.

    The election inspectors will count the total number of votes cast "for" approval of proposals, other than the election of directors, for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes have any effect on the outcome of voting on the matter.

                            1. ELECTION OF DIRECTORS

    At the Annual Meeting it is intended that the Company's Board of Directors be elected to hold office until the next Annual Meeting and until their successors shall have been duly elected and qualified. Information regarding nominees is set forth below. All nominees are currently directors of the Company.

                          NAME                                AGE      POSITION WITH THE COMPANY
--------------------------------------------------------  -----------  ----------------------------------------
John A. Molinari........................................          35   President and Chief Executive Officer
Maurice L. Castonguay...................................          46   Director
Roger W. Redmond........................................          44   Director
Bruce I. Sachs..........................................          38   Director
Paul J. Severino........................................          51   Director

    Mr. Molinari has been a director since June 1995. He has been President and Chief Executive Officer of the Company since November 1996. Prior to that, he served as Vice President and General Manager of the Company's multimedia group from 1990 to November 1996.

    Mr. Castonguay has been a director since February 1997. He has been Chief Financial Officer, Treasurer and Vice President of Finance and Administration of Stratus Computer, Inc., a provider of fault tolerant computer systems, since August 1997. Prior to that, he was employed by Gradient Technologies, Inc., a provider of distributed computing and security solutions for the enterprise and intranet markets, where he was Vice President and Chief Financial Officer from March 1996 to August 1997. Prior to that, he was employed by Xylogics, Inc., a supplier of remote access communications products, where he was Chief Financial Officer from September 1990 to the company's acquisition by Bay Networks, Inc. in December 1995, and remained in a transition role following the acquisition until March 1996.

    Mr. Redmond has been a director since February 1998. He has been President and Chief Executive Officer of Teletraining Systems, Inc., a provider of training for distance educators, since August 1997. Prior to that, he was a Managing Director of Piper Jaffray, Inc., an investment banking firm, for thirteen years. Mr. Redmond is also a director of Spire Corporation, a provider of photovoltaic module manufacturing equipment, optoelectronic products and biomedical processing services.

    Mr. Sachs has been a director since December 1996. He has been President and Chief Executive Officer of Stratus Computer, Inc., a provider of fault tolerant computer systems, since May 1997. Prior to that, he was employed by Bay Networks, Inc., a supplier of internetworking communication products, where he was Executive Vice President and General Manager of the Internet Telecom Business Group from May 1996 to May 1997, and President and General Manager of the Remote Access Business Unit from December 1995 to May 1996. Prior to that, he was employed by Xylogics, Inc., a supplier of remote access communications products, where he was

President and Chief Executive Officer from 1993 to the company's acquisition by Bay Networks, Inc. in December 1995, and Executive Vice President from 1992 to 1993. Mr. Sachs is also a director of Stratus Computer, Inc.

    Mr. Severino has been a director since April 1985. He has been the Chairman and Acting Chief Executive Officer of NetCentric Corporation, a provider of internet protocol telephony applications, since August 1997. He is the founder and former Chairman of Bay Networks, Inc., a supplier of internetworking communication products, where he served as Chairman of the Board from October 1994 to October 1996, and as President and Chief Executive Officer from 1985 to October 1994. Mr. Severino is also a director of Bay Networks, Inc., Stratus Computer Inc., a provider of fault tolerant computer systems, and MTDC (Massachusetts Telecommunications Development Corporation).

BOARD OF DIRECTORS

    During the fiscal year ended November 30, 1997, the Company's Board of Directors held eight meetings and acted by written consent on four additional occasions. Each of the directors attended at least 75% of the aggregate of the meetings of the Board and all committees of the Board on which he served which were held while he was a director. There are two committees of the Board of
Directors: an Audit Committee and a Compensation Committee. There is no Nominating Committee.

    The Audit Committee reviews with management and the Company's independent public accountants the Company's financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the public accountants upon the financial condition of the Company and its accounting controls and procedures, and such other matters as the committee deems appropriate. Messrs. Castonguay, Sachs and Severino and former directors
R. Bradford Malt and Alfred A. Molinari, Jr. were members of the Audit Committee during the fiscal year ended November 30, 1997. Messrs. Malt, Sachs and Severino resigned from the committee in February 1997, and Messrs. Castonguay and Molinari were appointed to the committee in their stead. Mr. Molinari subsequently resigned from the committee in connection with his resignation from the Board of Directors in January 1998. Mr. Redmond was appointed to the committee in February 1998. During the fiscal year ended November 30, 1997, the Audit Committee met on three occasions.

    The Compensation Committee reviews salary policies and compensation of officers and other members of management and approves compensation plans. The Compensation Committee also administers the Company's stock option and purchase plans. Messrs. Malt, Sachs and Severino were members of the Compensation Committee during the fiscal year ended November 30, 1997. Mr. Malt resigned from the committee in February 1997. During the fiscal year ended November 30, 1997, the Compensation Committee met on six occasions and acted by written consent on two additional occasions.

    During the fiscal year ended November 30, 1997, the Company compensated each director who is not also an employee of the Company ("Non-Employee Directors") $8,000 per year plus $1,000 per Board meeting attended and $500 per Committee meeting attended for services as a director. In addition, each Non-Employee Director has been granted options to purchase Company Common Stock under the Company's Key Employee Incentive Plan (1992) and, in the case of Mr. Severino, also under the Company's Key Employee Incentive Plan (1982).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee during the fiscal year ended November 30, 1997 were Messrs. Malt, Sachs and Severino. Mr. Malt, who resigned from the committee in February 1997 in connection with his decision not to stand for re-election as a director, was Clerk of the Company from 1980 to September 1996, and is a partner with the law firm of Ropes & Gray, which furnishes legal services to the Company.

             2. APPROVAL OF INCREASE IN NUMBER OF SHARES AUTHORIZED
            FOR ISSUANCE UNDER THE 1986 EMPLOYEE STOCK PURCHASE PLAN

    Under the 1986 Plan, eligible employees of the Company and its subsidiaries are given the option to purchase shares of Common Stock at the lower of 85% of fair market value at the date of grant of the option or 85% of fair market value at the date of exercise of the option by means of payroll deductions.

    In 1994, the Company's stockholders approved an increase in the number of shares authorized for issuance under the 1986 Plan from 400,000 to 600,000 (as adjusted to reflect the Company's two-for-one stock split that was effected in July 1995). As of March 3, 1998, 54,090 shares remain available for future grants under the 1986 Plan, which will not be sufficient to cover the election by eligible employees to purchase shares for the six-month period ending December 31, 1998. As a result, the Board of Directors has approved, and submitted to the stockholders for approval, an increase in the number of shares that may be purchased under the 1986 Plan of 200,000 for a total of 800,000 shares, subject to adjustment as described below. The Board of Directors recommends a vote in favor of this increase.

    The 1986 Plan permits the Company to grant six-month options to participating employees to purchase shares. Each employee of the Company or one of its subsidiaries having at least one month of continuous service on the date of grant is eligible to participate in the 1986 Plan, except for any employee who immediately after the grant of an option would be deemed under the Internal Revenue Code of 1986, as amended, to own 5% or more of the Common Stock.

    Options are granted twice yearly, on January 1 and July 1, and are exercisable through accumulations of payroll deductions (of not less than 2% nor more than 10% of compensation), for the number of whole shares determined by dividing the balance in the employee's withholding account on the last day of the option period by the purchase price per share for the stock determined under the 1986 Plan. The purchase price for the shares will be the lower of 85% of the fair market value of the stock at the time of grant, or 85% of said value at the time of exercise.

    The number of shares each employee is entitled to purchase is subject to proportionate reduction in the event the number of shares then available under the 1986 Plan is otherwise insufficient. No employee will be granted an option under the 1986 Plan which would permit his or her right to purchase shares to accrue at a rate which exceeds $25,000 in fair market value of Common Stock (determined at the time the option is granted) for any calendar year (or $12,500 for any option period).

    An employee may at any time prior to exercise cancel his or her option, and upon such cancellation, payments made by the employee shall be returned to him or her without interest. Each employee's rights in an option will be exercisable during his or her lifetime only by him or her and may not be sold, pledged, assigned, or otherwise transferred. The employee may elect to have the amount credited to his or her withholding account at the time of his or her death applied to the exercise of his or her option for the benefit of named beneficiaries. Nothing in the 1986 Plan is to be construed so as to give an employee the right to be retained in the service of the Company.

    In the event there is a change in the outstanding stock of the Company due to a stock dividend, stock split, combination of shares, recapitalization, merger or other change in the capital stock of the Company, the aggregate number of shares available under the 1986 Plan and under any outstanding options, the option price, and other relevant provisions, will be appropriately adjusted. The Company will have the right to amend the 1986 Plan at any time, but cannot make an amendment (other than as stated above) relating to the aggregate number of shares available under the Plan or the option price without the approval of the stockholders. The Company may suspend or terminate the 1986 Plan at any time, but such termination will not affect the rights of employees holding options at the time of termination.

    The Compensation Committee administers the 1986 Plan, determines all questions arising thereunder, and adopts, administers and interprets such rules and regulations relating to the Plan as it deems necessary or advisable.

    FEDERAL TAX EFFECTS. In general, for United States federal income tax purposes, a participating employee will not recognize taxable income upon the grant or exercise of an option awarded under the 1986 Plan.

    An employee who purchases shares under the 1986 Plan and disposes of such shares within two years after the first day of the applicable option period will recognize ordinary income on the difference between the price paid per share and the fair market value on the last day of that option period. The Company will generally be entitled to a deduction in the amount of this income, subject to possible limitation in the case of certain of the Company's officers.

    In addition to ordinary income, an employee who sells shares within this two-year period will recognize a capital gain or loss on the difference between the amount realized on the sale and the employee's basis in the shares (i.e., the price paid by the employee under the 1986 Plan plus ordinary income recognized by reason of the sale). A loss in connection with a sale to a family member or certain other related parties would not be allowable for federal income tax purposes.

    If the employee disposes of shares purchased under the 1986 Plan more than two years after the first day of the applicable participation period, or dies at any time while holding the shares, ordinary income will be recognized equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition or death over the price paid under the 1986 Plan, or (ii) 15% of the fair market value of the shares on the first day of the applicable participation period. The Company would not be entitled to a deduction for this amount. In addition to ordinary income, a capital gain will be recognized on the excess, if any, of the amount realized on a sale over the employee's basis in the shares (i.e., the price paid by the employee under the 1986 Plan plus any ordinary income recognized by reason of such sale).

    The foregoing is intended as a summary of federal income tax consequences associated with the 1986 Plan and does not involve any discussion of federal employment tax consequences or other federal tax consequences or of state, local or other taxes.

    As of March 3, 1998, approximately 180 employees were eligible to participate in the 1986 Plan. Participation in the plan is discretionary on the part of eligible employees, and the number of shares allocable to any participant depends on the amount of that person's payroll deduction and the applicable purchase price of the shares with respect to any option period. Therefore, the Company cannot now determine the number of shares that may be received by any particular person or group under the Plan. As of March 3, 1998, the last reported sale price of the Common Stock on the Nasdaq National Market was $3.50.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the Company's Common Stock owned as of February 13, 1998 (except as noted below) by (i) each person (or group of affiliated persons) known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each of the Company's directors, (iii) the Chief Executive Officer and each of the other individuals named in the Summary Compensation
Table (hereafter referred to as the "Named Executive Officers") and (iv) all current executive officers and directors as a group. Except as otherwise indicated in the footnotes to this table, the Company believes that each of the persons or entities named in this table has sole voting and investment power with respect to all the shares of Common Stock indicated.

                                                                                             NUMBER OF
                                                                                              SHARES
                                                                                            BENEFICIALLY
DIRECTORS AND NAMED EXECUTIVE OFFICERS                                                       OWNED(1)    PERCENT(1)
------------------------------------------------------------------------------------------  -----------  -----------
Maurice L. Castonguay(2)                                                                         2,000            *
  55 Fairbanks Boulevard
  Marlboro, Massachusetts 01752

John A. Molinari                                                                               120,612         1.46%
  290 Donald Lynch Boulevard
  Marlboro, Massachusetts 01752

Roger W. Redmond                                                                                     0            *
  77 Garden Drive
  Burnsville, Minnesota 55337

Bruce I. Sachs(3)                                                                                2,000            *
  55 Fairbanks Boulevard
  Marlboro, Massachusetts 01752

Paul J. Severino(4)                                                                            100,340         1.21
  17 Msgr. O'Brien Highway
  Cambridge, Massachusetts 02141

Anthony B. Dolph                                                                                     0            *
  290 Donald Lynch Boulevard
  Marlboro, Massachusetts 01752

Peter J. Rice                                                                                        0            *
  290 Donald Lynch Boulevard
  Marlboro, Massachusetts 01752

Anthony M. Scotto                                                                                    0            *
  290 Donald Lynch Boulevard
  Marlboro, Massachusetts 01752

All executive officers and directors as a group (7 persons in all)                             224,952         2.71

ADDITIONAL 5% STOCKHOLDERS
------------------------------------------------------------------------------------------

Alfred A. Molinari, Jr.(5)                                                                   1,038,549        12.48
  100 Locke Drive
  Marlboro, Massachusetts 01752

West Highland Capital, Inc.(6)                                                               1,000,000        12.12
  300 Drake's Landing Road, Suite 290
  Greenbrae, California 94904

                                                                                             NUMBER OF
                                                                                              SHARES
                                                                                            BENEFICIALLY
ADDITIONAL 5% STOCKHOLDERS                                                                   OWNED(1)    PERCENT(1)
------------------------------------------------------------------------------------------  -----------  -----------
Dimensional Fund Advisors Inc.(7)                                                              446,200         5.41
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401

The Clark Estates, Inc.(8)                                                                     445,900         5.40
  One Rockefeller Plaza
  New York, New York 10020

------------

*   Represents less than 1%.

(1) The number and percent of the outstanding shares of Common Stock treat as outstanding all shares issuable on options exercisable within sixty days of February 13, 1998 held by a particular beneficial owner that are included in the first column.

(2) Includes 2,000 shares subject to options exercisable within sixty days of February 13, 1998.

(3) Includes 2,000 shares subject to options exercisable within sixty days of February 13, 1998.

(4) Includes 40,000 shares subject to options exercisable within sixty days of February 13, 1998.

(5) Includes 72,062 shares subject to options exercisable within sixty days of February 13, 1998.

(6) As reported in, and based solely upon, an Amendment No. 2 to Schedule 13D dated February 7, 1997, filed with the Securities and Exchange Commission by West Highland Capital, Inc. (the "West Highland Schedule 13D"). According to the West Highland Schedule 13D, of the 1,000,000 shares of the Company's Common Stock owned collectively by West Highland Capital, Inc. and its affiliates (the "West Highland Shares"), (i) West Highland Capital, Inc. beneficially owns all 1,000,000 of the West Highland Shares, (ii) Lang H. Gerhard beneficially owns 820,198 of the West Highland Shares, (iii) Estero Partners, LLC beneficially owns 820,198 of the West Highland Shares, (iv) West Highland Partners, L.P. beneficially owns 670,260 of the West Highland Shares, and (v) Buttonwood Partners, L.P. beneficially owns 149,938 of the West Highland Shares. In each case, the beneficial owner listed above shares voting and dispositive power over such shares.

(7) As reported in, and based solely upon, a Schedule 13G dated February 9, 1998, filed with the Securities and Exchange Commission by Dimensional Fund Advisors Inc. (the "Dimensional Schedule 13G"). According to the Dimensional
    Schedule 13G, Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 446,200 shares of the Company's Common Stock as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(8) As reported in, and based solely upon, a Schedule 13D dated October 10, 1997 filed with the Securities and Exchange Commission by The Clark Estates, Inc.

                               EXECUTIVE OFFICERS

    The executive officers of the Company as of March 13, 1998 are as follows:

NAME                                                   AGE      POSITION WITH THE COMPANY
-------------------------------------------------  -----------  -----------------------------------------------------
John A. Molinari.................................          35   President and Chief Executive Officer and Director
Anthony B. Dolph.................................          39   Vice President, Marketing
Anthony M. Scotto................................          42   Vice President, Product Development

    Mr. Molinari has been President and Chief Executive Officer since November 1996. Prior to that, he served as Vice President and General Manager of the Company's multimedia group from 1990 to November 1996. See "Election of Directors."

    Mr. Dolph has been Vice President, Marketing since January 1998. Prior to that, he served as Vice President, Business Development from October 1997 to January 1998, as Vice President, Strategic Planning from November 1996 to October 1997, and as director of marketing for the Company's multimedia group from June 1994 to November 1996. Prior to joining the Company, he was employed by Progress Software Corporation, a supplier of computer application technology for the client/server market, where he was Director, Corporate Communications from 1992 to June 1994.

    Mr. Scotto has been Vice President, Product Development since November 1996. Prior to that, he served as Vice President of Product Development for the Company's multimedia group from June 1996 to November 1996. Prior to joining the Company, he was employed by EMC Corporation, a supplier of computer storage products and services, where he was Vice President, Software Engineering, Open Storage Group from 1994 to June 1996. Prior to that, he was employed by GenRad, Inc., a supplier of automatic test and measurement equipment, where he was Vice President, Engineering and Customer Support from 1993 to 1994 and Director, Engineering from 1992 to 1993.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Chief Executive Officer and each of the other executive officers whose cash compensation exceeded $100,000 annually for the fiscal years ended November 30, 1997, 1996 and 1995:

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                                     AWARDS(1)
                                                       ANNUAL COMPENSATION          SECURITIES
                                                ---------------------------------   UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION                       YEAR     SALARY($)    BONUS($)    OPTIONS(#)    COMPENSATION($)(2)
----------------------------------------------  ---------  ----------  ----------  -------------  -------------------
John A. Molinari(3)...........................       1997  $  200,000  $        0       20,000         $     336
  President and Chief Executive Officer              1996     140,000     105,000       60,000               235
                                                     1995     138,442      27,475            0               233

Anthony B. Dolph(4)...........................       1997     125,250      25,750       30,000               210
  Vice President, Marketing                          1996     111,882      20,625            0               188
                                                     1995          --          --           --                --

Peter J. Rice(5)..............................       1997     150,000       6,750            0             1,002
  Vice President and Chief Financial                 1996     140,000      52,500       40,000             1,510
  Officer, Treasurer                                 1995      58,462      20,000       30,000                25

Anthony M. Scotto(6)..........................       1997     155,000      29,063            0             1,259
  Vice President, Product Development                1996      75,558      24,219       40,000                63
                                                     1995          --          --           --                --

------------

(1) The Company has not issued stock appreciation rights or granted restricted stock awards. In addition, the Company does not maintain a "long-term incentive plan," as that term is defined in applicable rules.

(2) The amounts reported represent (i) the dollar value of premiums paid by the Company on term life insurance for the benefit of the Named Executive Officers and (ii) contributions to a defined contribution plan with respect to (a) Mr. Rice in 1997 and 1996 and (b) Mr. Scotto in 1997.

(3) Mr. Molinari was appointed President and Chief Executive Officer effective November 30, 1996. Prior to that he was Vice President and General Manager of the Company's multimedia group.

(4) Mr. Dolph was appointed an executive officer of the Company effective November 30, 1996.

(5) Mr. Rice commenced employment with the Company on July 31, 1995, and his salary for that year included a signing bonus. Mr. Rice terminated his employment with the Company on February 20, 1998.

(6) Mr. Scotto commenced employment with the Company on June 24, 1996, and was appointed an executive officer of the Company effective November 30, 1996.

STOCK OPTIONS

    The following table provides information concerning the grant of stock options under the Key Employee Incentive Plan (1992) to the Named Executive
Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                           POTENTIAL
                                                                                                        REALIZABLE VALUE
                                                                                                           AT ASSUMED
                                                               INDIVIDUAL GRANTS                        ANNUAL RATES OF
                                            --------------------------------------------------------      STOCK PRICE
                                             NUMBER OF      % OF TOTAL                                  APPRECIATION FOR
                                            SECURITIES        OPTIONS        EXERCISE                   OPTION TERM (2)
                                            UNDERLYING      GRANTED TO        OR BASE                 --------------------
                                              OPTIONS      EMPLOYEES IN        PRICE     EXPIRATION      5%         10%
NAME                                        GRANTED(#)      FISCAL YEAR     ($/SH) (1)    DATE (1)       ($)        ($)
------------------------------------------  -----------  -----------------  -----------  -----------  ---------  ---------
John A. Molinari(3).......................      20,000             4.4%      $   10.00     12/16/02   $  68,019  $ 154,312
Anthony B. Dolph(3).......................      10,000             2.2           10.00     12/16/02      34,010     77,156
                                                20,000             4.4            4.63       7/2/03      31,359     71,269
Peter J. Rice.............................           0              --              --           --          --         --
Anthony M. Scotto.........................           0              --              --           --          --         --

------------

(1) In January 1998, the Company offered employees the opportunity to participate in an option repricing program, pursuant to which each employee could elect to replace his or her then outstanding options with new options on a one-for-one basis. The per share exercise price of the replacement options is $3.94. The replacement options are exercisable as follows: replacement options that were granted in exchange for exercisable old options become exercisable six months following the new grant date; replacement options that were granted in exchange for unexercisable old options become exercisable over four years from the new grant date, 12.5% six months following the new grant date and 6.25% quarterly thereafter; and all replacement options expire ten years after the new grant date. All of the options listed in the table were exchanged for new options pursuant to the foregoing program.

(2) The amounts shown do not reflect the stock option repricing program described in the preceding footnote.

(3) These options, when initially granted, would have become exercisable over five years, 20% on each anniversary of the grant, and have expired six years after grant.

OPTION EXERCISES AND HOLDINGS

    The following table provides information, with respect to the Named Executive Officers, concerning the unexercised options held as of the end of the fiscal year:

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUES

                                                                                                              VALUE OF
                                                                                                             UNEXERCISED
                                                                                   NUMBER OF SECURITIES     IN-THE-MONEY
                                                                                  UNDERLYING UNEXERCISED     OPTIONS AT
                                                                                   OPTIONS AT FY-END (#)    FY-END ($)(1)
                                        SHARES ACQUIRED            VALUE         -------------------------  -------------
NAME                                    ON EXERCISE(#)         REALIZED ($)      EXERCISABLE  UNEXERCISABLE  EXERCISABLE
-----------------------------------  ---------------------  -------------------  -----------  ------------  -------------
John A. Molinari...................                0                     0           36,482       105,768     $     791
Anthony B. Dolph...................                0                     0           12,000        38,000             0
Peter J. Rice......................                0                     0           20,000        50,000             0
Anthony M. Scotto..................                0                     0            8,000        32,000             0


NAME                                   UNEXERCISABLE
-----------------------------------  -----------------
John A. Molinari...................      $       0
Anthony B. Dolph...................              0
Peter J. Rice......................              0
Anthony M. Scotto..................              0

------------

(1) Market value of underlying securities at November 30, 1996, minus the exercise price of "in-the-money" options. These amounts do not take into account the stock option repricing program described in footnote 1 to the preceding table.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee is responsible for reviewing the compensation of the executive officers of the Company. The committee also grants stock options under the Company's stock option plans and administers the Company's employee stock purchase plan.

    COMPENSATION PHILOSOPHY. The Company operates in a highly competitive and rapidly evolving high technology business. The committee seeks to establish compensation policies that provide management with a performance incentive, and that align the interests of senior management with stockholder interests. The program includes three principal components: salary, annual incentives, and stock option awards. The committee considers the past performance and anticipated future contribution of each executive officer in establishing the total amount and mix of each element of compensation.

    SALARY. The salaries of the executive officers (including the Chief Executive Officer) are reviewed annually by the committee in light of survey information developed by an independent compensation and benefits consultant. The committee considers the median compensation levels for comparable positions at other technology companies, but does not, as a matter of policy, fix compensation of all executive officers as a percentage of such median levels. Accordingly, compensation levels for an executive officer may be set by the committee above or below such median levels, based on the committee's subjective assessment of other factors, including the scope of an individual's responsibilities, his or her prior level of experience and competition for executives with the skills required by the Company. Based on the above considerations, the base salaries of the executive officers were increased during fiscal 1997 between 0% and 43% over the levels in effect at the end of fiscal 1996.

    ANNUAL INCENTIVES. The committee annually reviews and approves an executive incentive plan which provides executive officers (including the Chief Executive Officer) with the opportunity to earn specified percentages of their base salary based upon targeted financial goals and, in certain instances, on the achievement of individual objectives and a subjective assessment of the executive's performance. For the last fiscal year, the financial targets approved by the committee included goals for revenue and operating income, and the percentage of the target incentive tied to each financial goal varied among the executive officers depending on the scope of an individual's responsibilities and the significance of an individual's anticipated contribution to the overall objectives of the Company. The committee approved the range of the target incentives for the executive officers at 30% to 50% of base compensation, based on the above considerations.

    No incentive payments under the fiscal 1997 plan were made with respect to the targeted financial goals. Certain executive officers received payments under the plan with respect to their achievement of individual objectives and a subjective assessment by the committee of their performance.

    STOCK OPTION AWARDS. Stock option awards are designed to align the interests of the executive officers with the long-term interests of the stockholders. The committee awards stock options generally at fair market value on the date of grant, and such awards are subject to vesting periods which are intended to encourage the executive officer to remain with the Company. The timing and amount of stock option awards given to the executive officers in fiscal 1997 were based in each case on the committee's subjective judgment of the particular circumstances of the individual.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. Mr. Molinari's salary, annual incentive opportunity and stock option award for fiscal 1997 were determined by the committee in accordance with the philosophy described above. Mr. Molinari's base salary was fixed at $200,000 to reflect his appointment and added responsibilities as Chief Executive Officer. Mr. Molinari's annual incentive opportunity represented 50% of his base salary at target, and was based upon the Company's achievement of certain targeted revenue and operating income goals. No incentive payment was made to Mr. Molinari for fiscal 1997 as the Company's performance fell below the prescribed plan thresholds. In December 1996 Mr. Molinari was granted non-qualified stock options to purchase 20,000 shares at the then fair market value of $10.00 per share, such options becoming exercisable annually over five years and expiring six years from the date of grant. This grant was determined by the committee to be appropriate, in light of Mr. Molinari's appointment as Chief Executive Officer, as well as his existing level of stock options.

    Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation over $1,000,000 in any year to the company's chief executive officer or any of the four other highest paid executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are satisfied. As was the case in fiscal 1997, the committee anticipates that in fiscal 1998 all compensation to executive officers will be fully deductible under Section 162(m). The committee therefore has not yet found it necessary to enact a policy with respect to qualifying compensation paid to executive officers for deductibility.

                                          COMPENSATION COMMITTEE

                                          Bruce I. Sachs
                                          Paul J. Severino

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Prior to moving into its current Marlboro, Massachusetts facility on May 2, 1997, the Company's principal executive, engineering, manufacturing and sales operations occupied space in a facility (the "Facility") which it shared with its former subsidiary, Data Translation, Inc. ("DTI"). Mr. Alfred A. Molinari, Jr., a former director of the Company, is the Chairman and Chief Executive Officer of DTI, and is the father of Mr. John A. Molinari. The Facility is leased by DTI and owned by Nason Hill Trust, a nominee trust of which Mr. A. Molinari and his wife are the sole trustees and beneficiaries. During the period of the Company's occupancy of the Facility from December 2, 1996 to May 2, 1997, the Company paid DTI monthly license fees in the aggregate of $526,885. These fees were intended to compensate DTI for the Company's pro rata portion of the rental charges and operating expenses associated with the Facility and the use by the Company of certain manufacturing equipment belonging to DTI.

    During the period from December 2, 1996 to July 14, 1997, the Company's United Kingdom operations occupied a portion of a facility leased by Data Translation Ltd., a subsidiary of DTI, for which the Company paid monthly license fees in the aggregate of approximately $36,000. During the period from December 2, 1996 to March 31, 1997, the Company's German operations occupied a portion of a facility leased by Data Translation GmbH, a subsidiary of DTI, and obtained certain administrative services, for which the Company made a lump-sum payment equal to approximately $60,000.

    The Company and DTI are parties to a Corporate Services Agreement, pursuant to which DTI provided certain finance and administrative and manufacturing services and support to the Company during the fiscal year ended November 30, 1997. The amount payable by the Company to DTI under the agreement is based on the particular services being provided during any monthly period. The Company may terminate any service upon 30 days prior written notice to DTI, and DTI may terminate any service upon 30 days prior written notice to the Company if it no longer provides such service to its own organization. On November 18, 1997, the parties agreed to extend the original term of the agreement until the earlier of the discontinuance or termination of all services thereunder or September 30, 1998. In addition, the Company contracts with DTI for certain other engineering services on an as-needed basis. For the fiscal year ended November 30, 1997, the Company paid $443,233 for services provided by DTI as described above.

                               PERFORMANCE GRAPH

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the CRSP Total Return Index for The Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Stock Market (U.S.) Index") and the CRSP Index for Nasdaq Electronic Component Stocks (the "Nasdaq Electronic Component Index") for the period of five fiscal years commencing November 30, 1992 and ending November 30, 1997.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              NASDAQ STOCK      NASDAQ ELECTRONIC  MEDIA 100 INC.

           Market (U.S.) Index    Component Index           (MDEA)
1992                   $100.00            $100.00          $100.00
1993                   $243.42            $153.57          $101.40
1994                   $243.90            $172.57          $253.50
1995                   $347.75            $318.28          $659.10
1996                   $425.82            $494.67          $384.47
1997                   $530.35            $581.33          $154.23

    The above graph compares the performance of the Company with that of the Nasdaq Stock Market (U.S.) Index, which is an index comprising all domestic shares traded on the Nasdaq National Market and the Nasdaq SmallCap Market, and the Nasdaq Electronic Component Index, which is an industry index. Both these indices are prepared by the Center of Research in Securities Prices at the University of Chicago, and weigh investment on the basis of market capitalization.

    The comparison of total return of investment (change in year-end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested at the close of the market on November 30, 1992 in each of the Nasdaq Stock Market (U.S.) Index and the Nasdaq Electronic Component Index and the Company.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who beneficially own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Based solely on its review of the copies of such reports received by it, and written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended November 30, 1997 all filing requirements applicable to its officers, directors and such 10% beneficial owners were complied with, except that Mr. Castonguay's Form 3 was inadvertently filed more than ten days after his appointment as a director of the Company.

                             ADJOURNMENT OF MEETING

    In the event that sufficient votes in favor of the election of the nominees for director listed in this Proxy Statement (the "Nominees") or any other matter presented hereunder are not received by April 15, 1998, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Nominees and all such other matters. They will vote against any such adjournment those proxies withholding authority to vote on any Nominee and voting against or abstaining with respect to all other such matters. The Company will pay the costs of any additional solicitation and of any adjourned meetings.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the 1999 Annual Meeting of Stockholders must be received at the Company's principal executive offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752 not later than November 13, 1998, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Company has appointed Arthur Andersen LLP, who have served as the Company's auditors since 1980, to examine the financial statements of the Company for fiscal 1998. The Company expects that representatives of Arthur Andersen LLP will be present at the Annual Meeting and available to respond to appropriate questions, and such representatives will be given the opportunity to make a statement if they desire to do so.

                                   MEDIA 100 INC.

                         1986 EMPLOYEE STOCK PURCHASE PLAN,
                          AS AMENDED THROUGH MARCH 2, 1998


Section 1.  PURPOSE OF PLAN.

     The Media 100 Inc. ("Media 100") 1986 Employee Stock Purchase Plan (the "Plan") is intended to provide a method by which eligible employees of Media 100 (formerly Data Translation, Inc.) and its subsidiaries (collectively, the "Company") may use voluntary, systematic payroll deductions to purchase shares of Common Stock of Media 100 ("stock") and thereby acquire an interest in the future of the Company. For purposes of the Plan, a subsidiary is any corporation in which Media 100 owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

Section 2.  OPTIONS TO PURCHASE STOCK.

     Under the Plan, there is available an aggregate of not more than 600,000 shares of stock (subject to adjustment as provided in Section 16) for sale pursuant to the exercise of options ("options") granted under the Plan to employees of the Company ("employees"). The stock to be delivered upon exercise of options under the Plan may be either shares of Media 100's authorized but unissued stock, or shares of reacquired stock, as the Board of Directors of Media 100 (the "Board of Directors") shall determine.

Section 3.  ELIGIBLE EMPLOYEES.

     Except as otherwise provided in Section 20, each employee who has completed one month of continuous service in the employ of the Company shall be eligible to participate in the Plan.

Section 4.  METHOD OF PARTICIPATION.

     Subject to the second paragraph of Section 8, the periods January 1 to June 30 and July 1 to December 31 of each year shall be option periods. Each person who will be an eligible employee on the first day of any option period may elect to participate in the Plan by executing and delivering, at least 15 days prior to such day, a payroll deduction authorization in accordance with Section 5. Such employee shall thereby become a participant ("participant") on the first day of such option period and shall remain a participant until his participation is terminated as provided in the Plan. Each participant shall execute, prior to or contemporaneously with his election to participate in the Plan, the Company's then standard form of Employee Agreement relating to confidentiality, inventions and the like.

Section 5.  PAYROLL DEDUCTIONS.

     The payroll deduction authorization shall request withholding, at a rate of not less than 2% nor more than 10%, from the participant's compensation, by means of substantially equal payroll deductions over the option period. For purposes of the Plan, "compensation" shall mean all compensation paid to the participant by the Company including compensation paid as bonuses and commissions, but excluding overrides, overseas allowances, and payments under
stock option plans and other employee benefit plans   A participant may change
the withholding rate of his payroll deduction authorization by written notice delivered to the Company at least 15 days prior to the first day of the option period as to which the change is to be effective. All amounts withheld in accordance with a participant's payroll deduction authorization shall be credited to a withholding account for such participant.

Section 6.  GRANT OF OPTIONS.

     Each person who is a participant on the first day of an option period shall as of such day be granted an option for such period. Such option shall be for the number of shares of stock to be determined by dividing (a) the balance in the participant's withholding account on the last day of the option period by
(b) the purchase price per share of the stock determined under Section 7, and eliminating any fractional share from the quotient. The Company shall reduce on a substantially proportionate basis the number of shares of stock receivable by each participant upon exercise of his option for an option period in the event that the number of shares then available under the Plan is otherwise insufficient.

Section 7.  PURCHASE PRICE.

     The purchase price of stock issued pursuant to the exercise of an option shall be 85% of the fair market value of the stock at (a) the time of grant of the option or (b) the time at which the option is deemed exercised, whichever is less. Fair market value shall be determined in accordance with the applicable provisions of the Internal Revenue Code of 1986, as amended or restated from time to time (the "Code") or regulations issued thereunder, or in the absence of any such provisions or regulations, shall be deemed to be the last sale price at which the stock is traded on the day in question or the last prior date on which a trade occurred as reported in the Wall Street Journal; or, if the Wall Street Journal is not published or does not list the stock, then in such other appropriate newspaper of general circulation as the Board of Directors may prescribe; or, if the last price at which the stock traded is not generally reported, then the mean between the reported bid and asked prices at the close of the market on the day in question or the last prior date when such prices were reported.

Section 8.  EXERCISE OF OPTIONS.

     If an employee is a participant in the Plan on the last business day of an option period, he shall be deemed to have exercised the option granted to him for that period. Upon such exercise, the Company shall apply the balance of the participant's withholding account to the purchase of the number of whole shares of stock determined under Section 6, and as soon as practicable thereafter shall issue and deliver certificates for said shares to the participant and shall return to him the balance, if any, of his withholding account in excess of the total purchase price of the shares so issued. No fractional shares shall be issued hereunder.

     Notwithstanding anything herein to the contrary, the Company shall not be obligated to deliver any shares unless and until, in the opinion of the Company's counsel, all requirements of applicable federal and state laws and regulations (including any requirements as to legends) have been complied with, nor, if the outstanding stock is at the time listed on any securities exchange, unless and until the shares to be delivered have been listed (or authorized to be added to the list upon official notice of issuance) upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel.

Section 9.  INTEREST.

     No interest will be payable on withholding accounts.

Section 10.  CANCELLATION AND WITHDRAWAL.

     A participant who holds an option under the Plan may at any time prior to exercise thereof under Section 8 cancel all (but not less than all) of his option by written notice delivered to the Company. Upon such cancellation, the balance in his withholding account shall be returned to him.

     A participant may terminate his payroll deduction authorization as of any date by written notice delivered to the Company and shall thereby cease to be a participant as of such date. Any participant who voluntarily terminates his payroll deduction authorization prior to the last business day of an option period shall be deemed to have canceled his option.

Section 11.  TERMINATION OF EMPLOYMENT.

     Except as otherwise provided in Section 12, upon the termination of a participant's employment with the Company for any reason whatsoever, he shall cease to be a participant, and any option held by him under the Plan shall be deemed cancelled, the balance of his withholding account shall be returned to him, and he shall have no further rights under the Plan. For purposes of this
Section 11, a participant's employment will not be considered terminated in the case of sick leave or other bona fide leave of absence approved for purposes of this Plan by Media 100 or a subsidiary or in the case of a transfer to the employment of a subsidiary or to the employment of Media 100.

Section 12.  DEATH OR RETIREMENT OF PARTICIPANT.

     In the event a participant holds any option hereunder at the time his employment with the Company is terminated (1) by his retirement with the consent of the Company, and such retirement is within three months of the time such option becomes exercisable, or (2) by his death whenever occurring, then such participant (or in the event of death, his legal representative) may, by a writing delivered to the Company on or before the date such option is exercisable, elect either (a) to cancel any such option and receive in cash the balance in his withholding account, or (b) to have the balance in his withholding account applied as of the last day of the option period to the exercise of his option pursuant to Section 8. In the event such participant (or his legal representative) does not file a written election as provided above, any outstanding option shall be treated as if an election had been filed pursuant to subparagraph (a) above.

Section 13.  PARTICIPANT'S RIGHTS NOT TRANSFERABLE, ETC.

     All participants granted options under the Plan shall have the same rights and privileges. Each participant's rights and privileges under any option granted under the Plan shall be exercisable during his lifetime only by him, and shall not be sold, pledged, assigned, or otherwise transferred in any manner whatsoever except by will or the laws of descent and distribution. In the event any participant violates the terms of this Section, any options held by him may be terminated by the Company and upon return to the participant of the balance of his withholding account, all his rights under the Plan shall terminate.

Section 14.  EMPLOYMENT RIGHTS.

     Neither the adoption of the Plan nor any of the provisions of the Plan shall confer upon any participant any right to continued employment with Media 100 or a subsidiary or affect in any way the right of the Company to terminate the employment of a participant at any time.

Section 15.  RIGHTS AS A SHAREHOLDER.

     A participant shall have the rights of a shareholder only as to stock actually acquired by him under the Plan.

Section 16.  CHANGE IN CAPITALIZATION.

     In the event of a stock dividend, stock split or combination of shares, recapitalization, merger in which Media 100 is the surviving corporation or other change in Media 100's capital stock, the number and kind of shares of stock or securities of Media 100 to be subject to the Plan and to options then outstanding or to be granted hereunder, the maximum number of shares or securities which may be delivered under the Plan, the option price and other relevant provisions shall be appropriately adjusted by the Board of Directors, whose determination shall be binding on all persons. In the event of a consolidation or merger in which Media 100 is not the surviving corporation or in the event of the sale or transfer of substantially all Media 100's assets (other than by the grant of a mortgage or security interest), all outstanding options shall thereupon terminate, provided that prior to the effective date of any such merger, consolidation or sale of assets, the Board of Directors shall either (a) return the balance in all withholding accounts and cancel all outstanding options, or (b) accelerate the exercise date provided for in Section 8, or (c) if there is a surviving or acquiring corporation, arrange to have that corporation or an affiliate of that corporation grant to the participants replacement options having equivalent terms and conditions as determined by the Board of Directors.

Section 17.  ADMINISTRATION OF PLAN.

     The Plan will be administered by the Board of Directors. The Board of Directors will have authority, not inconsistent with the express provisions of the Plan, to take all action necessary or appropriate hereunder, to interpret its provisions, and to decide all questions and resolve all disputes which may arise in connection therewith. Such determinations of the Board of Directors shall be conclusive and shall bind all parties.

     The Board may, in its discretion, delegate its powers with respect to the Plan to an Employee Benefit Plan Committee or any other committee (the "Committee"), in which event all references to the Board of Directors hereunder, including without limitation the references in Section 18, shall be deemed to refer to the Committee. A majority of the members of any such Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

Section 18.  AMENDMENT AND TERMINATION OF PLAN.

     The Board of Directors may at any time or times amend the Plan or amend any outstanding option or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that (except to the extent explicitly required or permitted herein) no such amendment will, without the approval of the shareholders of Media 100, (a) increase the maximum number of shares available under the Plan, (b) reduce the option price of outstanding options or reduce the price at which options may be granted, or (c) amend the provisions of this Section 18 of the Plan, and no such amendment will adversely affect the rights of any participant (without his consent) under any option theretofore granted.

     The Plan may be terminated at any time by the Board of Directors, but no such termination shall adversely affect the rights and privileges of holders of the outstanding options.

Section 19.  APPROVAL OF SHAREHOLDERS.

     The Plan shall be subject to the approval of the shareholders of the Company, which approval shall be secured within twelve months after the date the Plan is adopted by the Board of Directors. Notwithstanding any other provisions of the Plan, no option shall be exercised prior to the date of such approval. For purposes of the foregoing, any increase in the number of shares described in
Section 2, other than pursuant to adjustment as provided in Section 16, shall be treated as an adoption of the Plan with respect to the additional shares.

Section 20.  LIMITATIONS ON ELIGIBILITY.

     Notwithstanding any other provision of the Plan,

     (a) An employee shall not be eligible to receive an option pursuant to the Plan if, immediately after the grant of such option to him, he would (in accordance with the provisions of Sections 423 and 425(d) of the Code) own or be deemed to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the employer corporation or of its parent or subsidiary corporation, as defined in Section 425 of the Code.

     (b) No employee shall be granted an option under the Plan which would permit his rights to purchase shares of stock under all employee stock purchase plans of the Company and any parent and subsidiary corporations to accrue at a rate which exceeds $25,000 in fair market value of such stock (determined at the time the option is granted) for each calendar year during which any such option granted to such employee is outstanding at any time, as provided in Sections 423 and 425 of the Code. Without limiting the foregoing, the maximum number of shares for which an employee may be granted an option under the Plan for any six-month option period shall be the number of whole shares obtained by dividing $12,500 by the fair market value of one share of Common Stock on the date of grant.

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                                  PROXY

                              MEDIA 100 INC.

                        ANNUAL MEETING OF STOCKHOLDERS

                               APRIL 15, 1998

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints John A. Molinari and Steven D. Shea, each of them with power of substitution to each, to represent and to vote at the Annual Meeting of Stockholders to be held on April 15, 1998 at 10:00 a.m., and at any adjournments thereof all shares of Common Stock of the Company as to which the undersigned would be entitled to vote if present. The undersigned instructs such proxies, or their substitutes, to vote in such manner as they may determine on any matters which may come before the meeting, and to vote on the following as specified by the undersigned. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

   Unless otherwise specified in the boxes provided on the reverse side hereof, the proxy will be voted FOR the election as directors of all nominees named hereon or any of such nominees for which approval is not withheld and IN FAVOR of increasing the number of shares of Common Stock authorized for issuance under the 1986 Employee Stock Purchase Plan by 200,000 to a total of 800,000 shares and in the discretion of the name proxies as to any other matter not known a reasonable time before this solicitation that may come before this meeting or any adjournments thereof.

                                                                ------------
                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE     |SEE REVERSE|
                                                                |    SIDE   |
                                                                ------------

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
     PLEASE MARK                                                                                                           ___
/X/  VOTES AS IN                                                                                                              |
     THIS EXAMPLE.                                                                                                            |


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING
    PROPOSALS:
    PLEASE DO NOT FOLD THIS PROXY.

                                                                                                       FOR   AGAINST   ABSTAIN
       1. Election of Directors.                                      2. Increasing the number of      /  /    /  /       /  /
                                                                         shares of Common Stock
          NOMINEES: Maurice L. Castonguay, John A. Molinari,             authorized for issuance
                    Roger W. Redmond, Bruce I. Sachs, Paul J. Severino   under the 1986 Employee
                                                                         Stock Purchase Plan by
                    /  / FOR            /  / WITHHELD                    200,000 to a total of 800,000
                         ALL                 FROM ALL                    shares.
                       NOMINEES              NOMINEES
                                                                         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED
          /  /________________________________________                   AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THEN THIS
              For all nominees except as noted above                     PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS
                                                                         OF ALL NOMINEES NAMES HEREON, OR ANY OF SUCH
                                                                         NOMINEES FOR WHICH APPROVAL HAS NOT BEEN WITHHELD,
                                                                         AND IN FAVOR OF INCREASING THE NUMBER OF SHARES OF
                                                                         COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE 1986
                                                                         EMPLOYEE STOCK PURCHASE PLAN BY 200,000 TO A TOTAL OF
                                                                         800,000 SHARES. IN THEIR DISCRETION, THE PROXIES ARE
                                                                         AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
                                                                         PROPERLY COME BEFORE THE MEETING.

                                                                         MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   /  /

                                                                         Please sign your name exactly as it appears on your
                                                                         stock certificates, write in the date and return this
                                                                         proxy as soon as possible. If the stock is registered
                                                                         in more than one name, each joint owner of each
                                                                         fiduciary should sign personally. Only authorized
                                                                         officers should sign for corporations.

Signature: _________________________ Date: ___________________ Signature: _________________________ Date: ___________________

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